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                                                                  EXHIBIT 10.9.4


                             FOURTH AMENDMENT TO THE

                       REVOLVING LINE OF CREDIT AGREEMENT

This FOURTH AMENDMENT ("Amendment") is dated as of October 15, 2002, by and between WFS FINANCIAL INC, a California corporation (the "Borrower"), and WESTERN FINANCIAL BANK, a federally-chartered savings bank (the "Bank"), and amends the REVOLVING LINE OF CREDIT AGREEMENT ("Agreement") entered into by the parties on June 15, 1999, as amended, pursuant to the transfer of certain assets of the Bank to the Borrower.

                                    RECITALS

A.      The Agreement is being amended as follows:

                                    AGREEMENT

        In consideration of the mutual promises set forth herein, and in reliance upon the recitals set forth above, the parties agree as follows:

    1.    Section 2.2 of the Agreement is restated in its entirety as follows:

          NOTICE AND MAKING OF ADVANCES. Whenever the Borrower desires to draw down an Advance, the Borrower shall execute and deliver to the Bank a Borrowing Certificate prior to each requested Advance, and such Borrowing Certificate shall be irrevocable. The Borrower hereby irrevocably authorizes the Bank, on behalf of the Borrower, to retain from time to time any Advance or portion thereof to be used to pay any outstanding Interests or Costs hereunder which is then due and unpaid. The conditions herein with respect to the making of Advances are for the benefit of the Borrower and the Borrower may modify or waive any of such conditions in its sole and absolute discretion.

    2. Except as specifically amended herein, all terms of the Agreement and terms as previously amended by the First, Second and Third amendments to the Agreement shall remain in full force and effect.

    3. Capitalized terms not defined herein shall have the meanings set forth in the Agreement.

Wherefore, the undersigned have executed this Amendment on the date set forth below to be effective as of the date first set forth above.

WFS FINANCIAL INC                               WESTERN FINANCIAL BANK


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Mark Olson, Senior Vice President               Lee A. Whatcott,
                                                Senior Executive Vice President